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                                                                   Exhibit 10.2b
                                   AMENDMENT

     AGREEMENT made February 15, 1994 between Tribune Company, a Delaware corporation (the "Company"), and Charles T. Brumback of Chicago, Illinois ("Brumback").

     The Company and Brumback are parties to an employment agreement effective as of July 27, 1993 (the "Agreement"). The Company and Brumback now desire to amend the Agreement in order to increase the salary rate set forth in Paragraph 3(a) of the Agreement. Therefore, effective as of February 28, 1994, the salary rate set forth in Paragraph 3(a) shall be increased from $695,000 to $ 730,000.

     IN WITNESS WHEREOF, the Company and Brumback have executed this Amendment on the date above set forth.


                                       TRIBUNE COMPANY


                                       By   Andrew J. McKenna
                                       -----------------------------
                                         Chairman of the Governance
                                          & Compensation Committee



                                             Charles T. Brumback
                                       -----------------------------
                                             Charles T. Brumback




2/14/94